Management Presentation November 2013 Exhibit 99.1

Disclaimer
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, our outlook with respect to annual revenue and fourth quarter EBITDA for 2013 and our targets for annual revenue and
EBITDA for 2017. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as
"anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will,"
"expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-
looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in our filings with the SEC and the following: economic conditions generally; competition; our ability to find suitable acquisition candidates and execute our acquisition strategy; the expected impact of our acquisitions, including the expected impact on our results of operations; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our growth strategy; litigation, including litigation related to misclassification of independent contractors; our ability to develop and implement a suitable information technology system; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to retain our and acquired companies’ largest customers; our ability to successfully integrate acquired businesses; and governmental regulation. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Clearly Defined Strategy for Value Creation
Significantly scale up and optimize existing operations
Acquire companies that bring value and are highly scalable
Open cold-starts where sales recruitment can drive revenue
We’re on track or ahead of plan with every leg of our
strategy to achieve $5 billion of revenue in 2017

Completed nine strategic acquisitions and opened
20 cold-starts in two years
Created leading edge recruiting and training programs
Introduced scalable IT platform
Established national operations centers in Atlanta, Charlotte and Chicago
Raised $543 million in common stock and convertible debt
offerings, and entered into a $125 million ABL facility
Stratified customers, assigned a single point of contact to each
Disciplined focus on operational excellence
Precise Execution of Growth Plan

One of the Fastest Growing 3PLs
Broad and expanding service offering in North America
4th largest truck brokerage firm
– Up from 17th largest in 2012, unranked in 2011
Top 5 ground expediter, with integrated air charter capabilities
#1 heavy goods, white glove provider of last-mile logistics
International and domestic freight forwarder
Growing presence in LTL and intermodal
Relentless focus on world-class customer service

U.S. logistics is more than $1 trillion annual spend
Over-the-road trucking is $350 billion
Penetration rate estimated at 15% (approximately $50 billion)
– 85% of shipments are not presently handled by brokers
Brokers add efficiency to both shippers and carriers
– Shippers gain access to thousands of carriers, carriers gain access to millions of loads
– Only about 25 brokers with more than $200 million in revenue
Strong Industry Fundamentals
Sources: American Trucking Association, Armstrong & Associates
Highly fragmented: more than 10,000 licensed brokers in the U.S.

Massive Commitment to Shipper Satisfaction
Over 2,100 employees at 90 locations in the U.S. and Canada
9,500 customers in the manufacturing, industrial, retail, food and beverage, commercial, life sciences and government sectors
Over 23,000 active, vetted carriers, and approximately 400 trucks under exclusive contract
Constantly investing in growing capacity, technology, sales staff, procurement staff and training
Our broad footprint provides customers with local support across
North America
Built integrated network across North America in two years

We Excel at Managing Scale and Change
We currently facilitate over 18,500 deliveries a day with an intense focus on on-time pickup and delivery, and safety
We serve some of the most demanding shipper needs in
North America, including expedite and white glove last-mile
We’ve grown by almost $1 billion in the last two years and
successfully integrated numerous operations
In two years, we’ve hired, recruited and integrated 90% of our total workforce – over 1,900 employees, including many with
decades of industry experience

Rapidly grow sales force with aggressive recruiting and
training
Expand branches capable of mega-growth
– Charlotte, North Carolina
– Chicago, Illinois
– Gainesville, Georgia
– Salt Lake City, Utah
Drive operational efficiency through shared services
Strategy Part 1: Scale and Optimization

Accelerate Sales and Marketing
Differentiate XPO by providing world-class customer service
Single point of contact for each customer
– Strategic accounts team marketing to largest 1,200 shippers
– National accounts team focused on next largest 5,000
companies
– Branch network expands our reach to hundreds of thousands
of small and medium-sized shippers
Capitalize on significant less-than-truckload (LTL) opportunity
Cross-sell all services to new and existing customers

One common platform for freight brokerage rolled out in all
acquired companies
Purchase transportation more efficiently as data pool grows
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Enhancements delivered to date include carrier rating engine and LTL upgrades, and new customer and carrier portals
Scalable Technology Platform

Increasing Productivity through Technology
Highly scalable load execution and tendering via automated
load-to-carrier matching
Dynamic load optimization on a transactional basis between
full truckload, less-than-truckload, partials and intermodal
Ability to automatically cover, execute and tender loads in a short timeframe
Customer-specific business rules to manage carrier routing
and assignment, and operational execution

Enhanced TMS Services
Our operating system can customize customer-specific tariffs and routing guides
We can integrate an ERP system, warehouse management
system or supply chain management system with XPO
via electronic data interchange or web services
Large customers can leverage our technology, buying power,
automated load execution platform, freight audit and bill pay services through the customer portal
Carriers can be monitored with detailed scorecards

Acquire attractive, highly scalable companies
Gain capabilities, customers, carriers, lane and pricing histories with each acquisition
Continue to grow carrier network, currently at over 23,000
Nine acquisitions to date have added capabilities in LTL,
last-mile, refrigerated and air charter
3PD, Turbo, Kelron and Covered brought strong relationships
with Fortune 500 customers
Optima expands 3PD’s last-mile capabilities and technology
Strategy Part 2: Acquisitions

Acquired November 13, 2013
TTM revenue of $35.7 million, as of October 31, 2013
Leading U.S. provider of last-mile logistics services for large appliances and electronics
Highly scalable supplier to XPO’s 3PD business
Benefits from strong trend toward outsourcing last-mile logistics of heavy goods
Proprietary technology for seamless order entry, scheduling and tracking of the last-mile process
Acquisition of Optima Service Solutions

Hire strong industry veterans as branch presidents
Position in prime recruitment areas
Rapidly scale up by adding salespeople
Low capital investment can deliver outsized returns
Opened 20 cold-starts to date
– 9 in freight brokerage, 10 in freight forwarding,
one in expedited
– Brokerage cold-starts on a combined annual revenue run
rate of over $120 million
Strategy Part 3: Cold-starts

Founded and led four highly successful companies,
including world-class public corporations
Amerex Oil Associates:
Hamilton Resources:
United Waste:
United Rentals:
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs
Built one of world’s largest oil brokerage firms
Grew global oil trading company to ~$1 billion
Created 5th largest solid waste business in North America
Built world’s largest equipment rental company

Highly Skilled Management Team
Partial list
NCR, Avery Dennison, Arrow Electronics
AutoNation, Skadden Arps
3PD, Inc., Home Depot
Oakleaf Waste Management
Electrolux, Union Pacific, Odyssey Logistics
Echo Global Logistics
Goldman Sachs, UBS, JPMorgan Chase
C.H. Robinson, Knight Brokerage
Stifel Nicolaus, Alex. Brown
C.H. Robinson, American Backhaulers
Sean Fernandez
Chief Operating Officer
Gordon Devens
General Counsel
Mario Harik
Chief Information Officer
Lou Amo
VP, Carrier Procurement
Dave Rowe
Chief Technology Officer
Scott Malat
Chief Strategy Officer
Greg Ritter
SVP, Strategic Accounts
John Hardig
Chief Financial Officer
Marie Fields
Director of Training
The full management team can be found on www.xpologistics.com
United Rentals, United Waste
Troy Cooper
SVP, Operations
Karl Meyer
CEO, 3PD division

Deep Bench of Industry Experience Selected examples
C.H. Robinson
Crowley Maritime, Coyote Logistics
England Logistics, Freightquote
C.H. Robinson
C.H. Robinson
C.H. Robinson
AFN, CEVA Logistics
Ryder Supply Chain Solutions, BAX Global
OHL, Schneider National
Livingston International, Echo Global Logistics
Jake Schnell
Sr. Operational Process and Integration Manager
Kip Douglass
Regional Vice President
Joe Stevens
Branch President, Houston
Patrick Maguire
Branch President, Montgomery
Brandon Arnold
Carrier Procurement and Operations Manager
Drew Wilkerson
Branch President, Charlotte
Evan Laskaris
Director of Operations
Greg Tallant
National Account Manager
Jenna Sargent
Regional Sales and Operation Manager
Andrew Armstrong
Sales and Operations Manager
AFN, Ryder Integrated Logistics
Doug George
Branch President, Dallas

2011 revenue of $177 million
Currently at approximately $950 million annual revenue run rate
42% YOY organic revenue growth company-wide in Q3
–
Freight brokerage organic growth – up 146.1%
Q3 2013 total revenue: $194.0 million (1) – up 173.3% YOY
– Freight brokerage: $152.6 million – up 374.4%
– Expedited transportation: $25.1 million – up 5.7%
– Freight forwarding: $19.1 million – up 10.5%
Key Financial Statistics
(1) Net of intercompany eliminations
Source: Company data

2013 outlook
– EBITDA-positive in Q4
– $1 billion annual revenue run rate by December 31
2017 targets
– $300 million of EBITDA
– $5 billion of revenue (1)
Financial Goalposts
(1) Includes $1.5 to $2.0 billion of acquired revenue
Source: Company data

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own approx. 41% of the company
(1)
(1) Based on SEC beneficial ownership calculation as of September 30, 2013
(2) Dilutive effect of warrants calculated using treasury method (avg. market close price of $22.31 for Q3 2013); total warrant proceeds of $75 million
(3) Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012
(4) As of September 30, 2013, dilutive effect of Q3 2013 weighted average outstanding RSUs and stock options calculated using treasury method
(avg. market close price of $22.31 for Q3 2013)
Common Stock Equivalent Capitalization as of 9/30/13
Common Shares 29.9 million
Preferred Shares 10.6 million
Warrants (Strike Price $7 per share) 10.7 million (7.3 million dilutive)
(2)
Convertible Senior Notes 8.7 million shares
(3)
Stock Options and RSUs 1.3 million shares dilutive
(4)
Fully Diluted Shares Outstanding 57.9 million shares

Large, growing, fragmented logistics industry
Well-defined process to scale up operations
Robust acquisition pipeline
Strong organic growth, including cold-starts
Highly skilled management team incentivized to create
shareholder value
Passionate, world-class culture of customer service
Clear Path for Significant Value Creation